EXHIBIT 32.1

CERTIFICATION OF CHIEF EXECUTIVE OFFICER
PURSUANT TO 18 U.S.C. SECTION 1350
AS ADOPTED PURSUANT TO SECTION 906
OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Amendment No. 1 to the Quarterly Report on Form 10-Q/A for the fiscal quarter ended September 30, 2012 of FriendFinder Networks Inc.  (the “Company”) as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Anthony Previte, Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C.  Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to the best of my knowledge:

1.           The report fully complies with the requirements of Section 13 (a) or 15 (d) of the Securities and Exchange Act of 1934; and

2.           The information contained in this Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

FriendFinder Networks Inc.

Date: December 5, 2012	By:	/s/ Anthony Previte
Name: Anthony Previte
Chief Executive Officer